AMENDMENT NUMBER TWO TO
                              AMENDED AND RESTATED

                           LOAN AND SECURITY AGREEMENT

                  This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of

September 30, 1998, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and National-Standard Company, an Indiana corporation ("Borrower"), with reference to the following facts:

         A. Foothill and Borrower heretofore have entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 17, 1997, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of June 30, 1998 (as heretofore modified or supplemented from time to time, the "Agreement");

         B. Borrower is or will be in violation of Section 7.10 of the Agreement as of the fiscal year ending September 30, 1998 (such violation as of such date, the "Designated Event of Default") and Borrower has requested Foothill to waive the Designated Event of Default;

         C. Borrower has requested Foothill to amend the Agreement to, among other things, extend the Maturity Date to October 1, 2001, make an additional term loan, and consolidate, amend, restate, and renew the Equipment/Real Property Term Loan and such additional term loan, all as set forth in this Amendment;

         D. Foothill is willing to so amend the Agreement and waive the Designated Event of Default in accordance with the terms and conditions hereof; and

         E. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

                  NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                  1.       Amendments to the Agreement.

                           a. Section 1.1 of the Agreement  hereby is amended by
adding the following new defined terms in alphabetical order:

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                           "Second   Amendment"  means  that  certain  Amendment
         Number Two to Amended and Restated Loan and Security Agreement, dated as of September 30, 1998, between Foothill and Borrower.

                           "Second Amendment Effective Date" means the later to occur of (a) October __, 1998, and (b) the date, if ever, that all of the conditions set forth in Section 4 of the Second Amendment shall be satisfied (or waived by Foothill in its sole discretion).

                           b. The following definitions contained in Section 1.1
of  the  Agreement  are  amended  and  restated  in  their   entirety  to  read,
respectively, as follows:

                           "Maturity Date" means October 1, 2001.

                           "Measurement Period" means any of the following periods: (a) the two-quarter period ending December 31, 1997; (b) the two-quarter period ending June 30, 1998; (c) the two-quarter period ending December 31, 1998; (d) the two- quarter period ending June 30, 1999; (e) the two-quarter period ending December 31, 1999; (f) the two-quarter period ending June 30, 2000; (g) the two-quarter period ending December 31, 2000; (h) the two-quarter period ending June 30, 2001; and (i) the "stub" (i.e., less than two-quarter) period commencing July 1, 2001 and ending on the Maturity Date.

                           "New Equipment Term Loan Commitment" means, as of any date of determination, the lesser of: (a) the sum of (i) Five Million Dollars ($5,000,000) PLUS (ii) the aggregate amount of principal paid in respect of the Equipment/Real Property Term Loan since the Second Amendment Effective Date pursuant to Section 2.3(b); and (b) Ten Million Dollars ($10,000,000).

                           "Warrant Amendment" means, collectively, (a) that certain Amendment Number One to Warrant Purchase Agreement, dated as of the Closing Date, between Borrower and Foothill and in the form of Exhibit W-2, whereby Borrower agrees to extend the end of the term of the Warrant from October 31, 1997 to October 31, 2001; and (b) that certain Amendment Number Two to Warrant Purchase Agreement, dated as of September 30, 1998, between Borrower and Foothill and in the form of Exhibit W-3, whereby Borrower agrees to further extend the end of the term of the Warrant from October 31, 2001 to October 31, 2002.

                           c. Section 2.3(a) of the Agreement  hereby is amended
and restated in its entirety as follows:

                                    (a) Subject to the terms and  conditions  of
         this Agreement, Foothill: (i) agreed to make the "Equipment Term Loan" (as defined in the Existing Loan Agreement) to Borrower on the Old First Amendment Closing Date and the

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         "Real  Property Term Loan" (as defined in the Existing Loan  Agreement)
         to Borrower on the Original Closing Date; (ii) agreed to make a term loan to Borrower on the Closing Date; and (iii) has agreed to make an additional term loan to Borrower on the Second Amendment Effective Date; in the original aggregate principal amount of Fifteen Million Dollars ($15,000,000) (collectively, the "Equipment/Real Property Term Loan"), to be evidenced by and repayable in accordance with the terms and conditions of a consolidated, amended, and restated renewal promissory note in the form of Exhibit E-1 (the "Equipment/Real Property Term Note"), dated as of September 30, 1998, executed by
         Borrower  in  favor  of   Foothill.   All  amounts   evidenced  by  the
         Equipment/Real Property Term Note shall constitute Obligations and shall be secured by the security interests and liens granted by Borrower to Foothill in and to the Collateral and Real Property. The Equipment/Real Property Term Loan shall be repaid in accordance with
         Section 2.3(b).

                           d. Section 2.3(b) of the Agreement  hereby is amended
and restated in its entirety as follows:

                                    (b) The  Equipment/Real  Property  Term Loan
         shall be repaid in monthly installments of principal, each in the amount of Two Hundred Fifty Thousand Dollars ($250,000). Each such installment shall be due and payable on the first day of each month commencing on November 1, 1998 and continuing until and including the date on which the unpaid balance of the Equipment/Real Property Term Loan is paid in full. The outstanding principal balance and all accrued and unpaid interest under the Equipment/Real Property Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise.

                           e. Section 3.6 of the Agreement hereby is amended and
restated in its entirety as follows:

                           3.6 EARLY TERMINATION BY BORROWER. Borrower has the option, at any time upon ninety (90) days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations (including an amount equal to the full amount of the L/Cs or L/C Guarantees), together with a premium (the "Early Termination Premium") equal to: (a) if such payment is made on or prior to October 1, 1998, two percent (2.0%) of the Maximum Amount; (b) if such payment is made during the period commencing on October 2, 1998 and ending on October 1, 1999, one percent (1.0%) of the Maximum Amount; (c) if such payment is made during the period commencing on October 2, 1999 and ending on April 1, 2001, one-half of one percent (0.5%); and (d) if such payment is made thereafter, zero; provided, however, that if Borrower is acquired by or merged with and into another Person and the Obligations are concurrently repaid in full in cash by

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         Borrower  as a result of funds  proximately  provided  by  Foothill  in connection with such merger or acquisition, Borrower need not pay the Early Termination Premium.

                  2. Waiver of Designated Event of Default. Initially effective upon the Second Amendment Effective Date, Foothill hereby waives the Designated Event of Default. Such waiver is specific in time and in intent and does not constitute, nor should it be construed as constituting, except to the extent expressly set forth herein, a waiver or modification of any term of, or right, power, or privilege under, the Agreement, the other Loan Documents, or any agreement, contract, indenture, document, or instrument mentioned therein. Nothing herein constitutes a waiver of any Event of Default, or any potential Event of Default related or preliminary thereto, based on facts or occurrences other than those on which the Designated Event of Default specifically were premised. Such waiver does not preclude any exercise or further exercise of any other right, power, or privilege under any Loan Document, including without limitation, the taking of any action or remedy based upon an Event of Default other than the Designated Event of Default.

                  3. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                  4. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

                           a.  Foothill  shall  have  received   payment  of  an
amendment fee in the amount of $30,000, which shall be fully earned, non-refundable, and due and payable concurrently with the execution and delivery of this Amendment (regardless of whether all conditions herein are satisfied or paid);

                           b. Foothill shall have received the reaffirmation and
consent of Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each entity thereof;

                           c. Foothill  shall have  received a certificate  from
the Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery

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of this  Amendment  and the  other  Loan  Documents  to which it is a party  and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of Borrower to execute and deliver the same;

                           d. Foothill shall have received each of the following
documents, duly executed, and each such document shall be in full force and effect:

                                    i) the Equipment/Real Property Term Note;

                                    ii) the Warrant Amendment; and

                                    iii) all  required  consents  of  Foothill's
                                    participants    in   the    Obligations   to
                                    Foothill's    execution,    delivery,    and
                                    performance of this Amendment,  in each case
                                    in  form  and  substance   satisfactory   to
                                    Foothill.

                           e.  The   representations   and  warranties  in  this
Amendment,  the  Agreement  as  amended  by this  Amendment,  and the other Loan
Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                           f. No Event of Default or event which with the giving
of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                           g. No injunction,  writ,  restraining order, or other
order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates; and

                           h.  All  other   documents   and  legal   matters  in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                  5. Condition Subsequent. Borrower hereby agrees to deliver to Foothill, within 60 days following the Second Amendment Effective Date, each of the following documents, duly executed:

                           a. such amendments of or supplements to the Mortgages as Foothill may require, in each case in form and substance satisfactory to Foothill; and

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                           b.       such  amendments of or endorsements to title
                                    insurance policies held by Foothill with respect to the Mortgages as Foothill may require, in each case in form and substance satisfactory to Foothill.

                  6. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

                  7.       Miscellaneous.

                           a. Upon the  effectiveness  of this  Amendment,  each
reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                           b. Upon the  effectiveness  of this  Amendment,  each
reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                           c. Upon the  effectiveness  of this  Amendment,  each
reference in the Loan Documents to "Exhibit E-1" to the Agreement or words of like import shall mean and refer to Exhibit E-1 attached hereto.

                           d. Upon the  effectiveness  of this  Amendment,  each
reference in the Loan Documents to "Exhibit W-3" to the Agreement or words of like import shall mean and refer to Exhibit W-3 attached hereto.

                           e. This Amendment  shall be governed by and construed
in accordance with the laws of the State of California.

                                   [remainder of page intentionally left blank]

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                           f. This  Amendment  may be  executed in any number of
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                          FOOTHILL CAPITAL CORPORATION,

                                          a California corporation

                                          By____________________________

                                          Title:________________________

                                          NATIONAL-STANDARD COMPANY, an Indiana
                                          corporation

                                          By____________________________

                                          Title:________________________

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                                    EXHIBIT A

                            Reaffirmation and Consent

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of September 30, 1998 (the "Amendment"). The undersigned hereby jointly and severally (a) represent and warrant to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within each of their corporate or organizational powers, have been duly authorized by all necessary corporate or other organizational action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which either of them is a party or by which any of their properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under its respective guaranty and each of the other Loan Documents to which it is party; and (d) agrees that each of the guaranties and the other Loan Documents to which they are parties is and shall remain in full force and effect. Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, they understand that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.

                                     NATIONAL-STANDARD COMPANY OF CANADA,
                                     LIMITED, a Canadian corporation

                                     By ___________________________
                                     Title:________________________

                                     NATIONAL-STANDARD COMPANY, LTD., a
                                     company organized under the laws of England

                                     By ___________________________
                                     Title:________________________

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